UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2014

PROGRESSIVE GREEN SOLUTIONS, INC.

(formerly known as MarketingMobileText, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-178652	45-3539010
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

445 County Road 101, Suite E, Yaphank, New York 11980

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 775-8920

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-541-6222

Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note: Progressive Green Solutions, Inc., formerly known as MarketingMobileText, Inc. (the “Registrant”) is amending the Current Report on Form 8-K filed on March 7, 2014 and subsequently amended on April 18, 2014 (the “Original Current Report”) for the sole purpose of disclosing that the Company inadvertently failed to disclose that it had changed its fiscal year end to December 31st in the Original Report.

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 7, 2014, MarketingMobileText, Inc. (the “Registrant” or the “Company”) authorized an amendment to its Articles of Incorporation (the “Amendment”) to (i) change its name to Green Remanufacturing Solutions, Inc., (ii) to increase the number of its authorized shares of capital stock from 300,000,000 to 310,000,000 shares of which 300,000,000 shares were designated common stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares were designated “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”) and (iii) to effect a forward split such that 10 shares of Common Stock were issued for every 1 share of Common Stock issued and outstanding immediately prior to the Amendment (the “Split”). Also on March 7, 2014, the Registrant entered into and consummated the Agreement and Plan of Share Exchange (the “Exchange Agreement”) with Slimko Holdings LLC, the principal stockholder of the Registrant (the “Majority Shareholder”), Green Remanufacturing Solutions LLC (“GRS”) and the members of GRS (the “Exchange”), whereby the Registrant acquired all of the issued and outstanding membership interests of GRS in exchange (the “Exchange”) for approximately 2,300,000 pre-Split shares of the Company’s Common Stock.

Prior to the filing of the Amendment, the Registrant’s Board of Directors and principal shareholders approved an amendment to change the name of the Registrant to “Progressive Green Solutions, Inc.”, instead of “Green Remanufacturing Solutions, Inc.” to more accurately describe the operations of the Registrant’s operating subsidiary.

Also on March 7, 2014, the Registrant amended its By-laws to change its fiscal year end to December 31st. The change is intended to align the Registrant’s fiscal periods with those of GRS’ operations.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a) The audited financial statements as of December 31, 2013 and 2012, of GRS and the unaudited pro-forma financial statements as of December 31, 2013 and 2012, are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, pursuant to Item 2.01 of Form 8-K.

(b) As a result of its acquisition of GRS described in Item 2.01, the Company is filing the pro forma financial information required by Item 9.01 herewith as Exhibit 99.3.

(c) Exhibits

Number	Description
2.1	Agreement and Plan of Share Exchange by and among MarketingMobileText, Inc. (the “Company”), Green Remanufacturing Solutions LLC (“GRS”), Slimko Holdings LLC, the principal stockholder of the Company, and the members of GRS, dated March 7, 2014*
3.1	Amended and Restated Articles of Incorporation of MarketingMobileText, Inc. **
3.2	Amended and Restated By-laws (1)
4.1	Form of Subscription Agreement*
10.1	Green Remanufacturing Solutions, Inc. 2014 Employee Incentive Stock Option Plan*
99.1	Audited financial statements as of December 31, 2013 and 2012 of Green Remanufacturing Solutions LLC*
99.2	Unaudited condensed combined pro forma financial statements as of December 31, 2013 and 2012*

*	Incorporated by reference to the Current Report on form 8-K filed on March 7, 2014.
**	Incorporated by reference to the Current Report on form 8-K/A filed on April 18, 2014.
(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2015	PROGRESSIVE GREEN SOLUTIONS, INC.

	By:	/s/ Michael Cox
Name: Michael Cox
Title: Chief Operating Officer, Director

Exhibit Index

Number	Description
2.1	Agreement and Plan of Share Exchange by and among MarketingMobileText, Inc. (the “Company”), Green Remanufacturing Solutions LLC (“GRS”), Slimko Holdings LLC, the principal stockholder of the Company, and the members of GRS, dated March 7, 2014*
3.1	Amended and Restated Articles of Incorporation of MarketingMobileText, Inc. **
3.2	Amended and Restated By-laws (1)
4.1	Form of Subscription Agreement*
10.1	Green Remanufacturing Solutions, Inc. 2014 Employee Incentive Stock Option Plan*
99.1	Audited financial statements as of December 31, 2013 and 2012 of Green Remanufacturing Solutions LLC*
99.2	Unaudited condensed combined pro forma financial statements as of December 31, 2013 and 2012*

*	Incorporated by reference to the Current Report on form 8-K filed on March 7, 2014.
**	Incorporated by reference to the Current Report on form 8-K/A filed on April 18, 2014.
(1)	Filed herewith.